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                                                                    EXHIBIT 23.1

PricewaterhouseCoopers
[Chinese characters]

                                                 18th Floor Beijing Kerry Centre
                                                 1 Guang Hua Lu
                                                 Chao Yang District
                                                 Beijing 100020
                                                 People's Republic of China
                                                 Telephone +86 (10) 6561 2233
                                                 Facsimile +86 (10) 8529 9000

                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference of our report dated April 7, 2003 which appears in NetEase.com, Inc.'s Annual Report on Form 20-F for the year ended December 31, 2002 in the Registration Statement on Form S-8 (No. 333-100069) of NetEase.com, Inc.


/s/ PricewaterhouseCoopers
Beijing, China

October 6, 2003